UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 21, 2009

NCI BUILDING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 21, 2009, NCI Building Systems, Inc. (“NCI” or the “Company”) entered into an agreement (the “Second Extension Waiver”) with Wachovia Bank National Association, as administrative agent of the lenders named in the Company’s Credit Agreement, dated June 18, 2004 (the “Credit Agreement”), pursuant to which the Company’s existing Consent and Waiver Agreement, dated May 20, 2009, as extended by that Waiver Extension, dated July 15, 2009 (the “First Waiver Extension”), was extended again to remain in effect through November 6, 2009. The Consent and Waiver is described in the Company’s current report on Form 8-K filed on May 21, 2009, and the First Waiver Extension is described in the Company’s current report on Form 8-K filed on July 15, 2009.

Pursuant to the Second Extension Waiver, NCI’s lenders agreed to waive, through November 6, 2009, (1) NCI’s financial maintenance covenants, and (2) any default or event of default resulting from (a) the Company’s execution of the Investment Agreement, dated August 14, 2009, by and between the Company and Clayton, Dubilier & Rice Fund VIII, L.P. (the “Investment Agreement”), and/or (b) the launching of the issuance of the Series B Preferred Stock. In addition, the Second Waiver Extension provides that the terms in the First Waiver Extension pursuant to which NCI has agreed to pay (1) an additional two percent (2%) interest annually for any principal amounts due under the Credit Agreement, and (2) the Alternate Base Rate (as defined in the Credit Agreement) plus the sum of the Applicable Percentage (as defined in the Credit Agreement) then in effect for Alternate Base Rate Loans (as defined in the Credit Agreement) and two percent (2%) for any interest, fees or other amounts due under the Credit Agreement will remain in effect. This description of the Second Waiver Extension is not intended to be complete and is qualified in its entirety by the complete text of the Second Waiver Extension attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.	Other Events.

On August 27, 2009, the Company issued a press release relating to the entry into the Second Waiver Extension. In the press release, the Company also disclosed that it is in negotiations with Clayton, Dubilier & Rice Fund VIII, L.P. (the “CD&R Fund”) and certain holders of its existing convertible notes regarding potential amendments to the terms of the exchange offer contemplated by the Investment Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

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Additional Information and Where to Find It/Additional Disclosure

In connection with the proposed exchange offer by the Company to acquire all of the Company’s outstanding 2.125% Convertible Senior Subordinated Notes due 2024 (the “convertible notes”), issued under that indenture, dated as of November 16, 2004, between the Company and The Bank of New York, as trustee, in exchange for cash and shares of Company common stock, the Company expects to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, a tender offer statement on Schedule TO and related documents and materials. Investors and security holders are strongly urged to carefully review the registration statement, the tender offer statement and the other related documents and materials filed with the SEC, as well as any amendments and supplements thereto, when they become available because they will contain important information about the Company, the proposed exchange offer and related transactions.

The final offer document and prospectus relating to the proposed exchange offer will be mailed to the holders of the convertible notes. Investors and security holders may obtain a free copy of the registration statement, tender offer statement and the final offer document and prospectus (when available), as well as other documents filed by the Company with the SEC, at the SEC’s web site, www.sec.gov. Free copies of NCI’s filings with the SEC may also be obtained from the Company’s Investor Relations Department at P.O. Box 692055, Houston, Texas 77269-2055 or by phone at (281) 897-7788.

This Current Report on Form 8-K (including the exhibits and attachments hereto and thereto) shall not constitute an offer to exchange or sell, or the solicitation of an offer to exchange or buy, securities, nor shall there be any exchange or sale of such securities in any jurisdiction in which such offer, exchange, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Such an offer may be made solely by a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Accordingly, the proposed offer for the Company’s convertible notes described in this communication has not commenced. At the time that the contemplated offer is commenced, the Company will file a statement on Schedule TO and a registration statement on Form S-4 with the SEC. The distribution of this communication may, in some countries, be restricted by law or regulation. Accordingly, persons who come into possession of this document should inform themselves of and observe these restrictions.

Forward Looking Statements

This Current Report on Form 8-K (including the exhibits and attachments hereto and thereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act. These statements and other statements identified by words such as “guidance,” “potential,” “expect,” “should” and similar expressions are forward looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties that may cause NCI’s actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially are: the occurrence of any event, change or other circumstance that could give rise to the termination of the Investment Agreement; the inability to complete the transactions contemplated by the Investment Agreement due to failure to satisfy conditions to such transactions (including with respect to the refinancing of the senior credit facility and the convertible notes); the failure of the transactions contemplated by the Investment Agreement to close for any reason; the outcome of any legal proceedings that may be instituted against the Company and others following the announcement of the Investment Agreement, the transactions contemplated thereby, including the convertible notes exchange offer; risks that the proposed transactions disrupt current plans and operations and the potential difficulties in employee retention; industry cyclicality and seasonality and adverse weather conditions; ability to service the Company’s debt; fluctuations in customer demand and other patterns; raw material pricing and supply; competitive activity and pricing pressure; general economic conditions affecting the construction industry; the current financial crisis and U.S. recession; changes in laws or regulations; the volatility of the Company’s stock price; the potential dilution associated with the convertible notes exchange offer; the Company’s ability to comply with the financial tests and covenants in its existing and future debt obligations; the significant demands on the Company’s liquidity while current economic and credit conditions are severely affecting its operations; and the uncertainty surrounding the transactions described herein, including the Company’s ability to retain employees, customers and vendors. Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended November 2, 2008 identifies other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. NCI expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in its expectations.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Waiver Extension dated August 21, 2009.

99.1	Press Release dated August 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Todd R. Moore
Name:	Todd R. Moore
Title:	Executive Vice President, Secretary & General Counsel

Dated: August 27, 2009

EXHIBIT INDEX

Exhibit Number	Description

10.1	Waiver Extension dated August 21, 2009.

99.1	Press Release dated August 27, 2009.